UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  July 1, 2005
                Date of report (date of earliest event reported)

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                              DIGITAL FUSION, INC.
             (Exact Name of Registrant as Specified in its Charter)

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           Delaware                  0-24073                13-3817344
 (State or Other Jurisdiction      (Commission            (IRS Employer
       of Incorporation)           File Number)          Identification No.)

                  4940-A Corporate Drive, Huntsville, AL 35805
                    (Address of Principal Executive Offices)

                                 (256) 837-2620
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 8 - Other Events

Item 8.01  Other Events.

     On July 1, 2005, Digital Fusion, Inc. (the "Company") issued a press release announcing the results of its Annual Meeting of stockholders held on June 28, 2005. A copy of the Company's press release is attached hereto as
Exhibit 99.1 and in incorporated herein by reference.


Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(c)  Exhibits

       Exhibit No.       Description
       -----------       -----------

       99.1*             Press release dated July 1, 2005, issued by Digital
                         Fusion, Inc.


*  Filed herewith.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2005

                                         DIGITAL FUSION, INC.



                                         By:   /s/ Elena I. Crosby
                                             -----------------------------------
                                               Elena I Crosby,
                                               Corporate Secretary



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                                  EXHIBIT INDEX


Exhibit No.            Description
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      99.1*            Press release dated July 1, 2005, issued by Digital
                       Fusion, Inc.


*  Filed herewith.